405 SA-1 03/11

SUPPLEMENT DATED MARCH 15, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED august 1, 2010 OF

TEMPLETON BRIC Fund

Effective May 1, 2011, the Statement of Additional Information is amended as follows:

I. The management fees under the “Management and Other Services – Management Fees" section on page 23 is revised as follows:

Management Fees

The Fund agrees to pay to the Manager a monthly fee in dollars, at the annual rate of the Fund’s daily net assets, as listed below, payable at the end of each calendar month:

1.10% up to and including $1 billion;

1.05% over $1 billion, up to and including $5 billion;

1.00% over $5 billion, up to and including $10 billion;

0.95% over $10 billion, up to and including $15 billion;

0.90% over $15 billion, up to and including $20 billion; and

0.85% over $20 billion.

Please keep this supplement for future reference.